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                                                                  Exhibit 99(iv)
                                  Certification

                      STATEMENT OF CHIEF ACCOUNTING OFFICER

                            OF TICE TECHNOLOGY, INC.

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  Section 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Tice Technology, Inc. (the "Company") on Form 10-KSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Sharon Draper, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Date: June 26, 2003

                                       By:         /s/  Sharon Draper
                                          --------------------------------------
                                                      Sharon Draper,
                                                 Chief Accounting Officer